                                                                    EXHIBIT 10-A


                               SIXTH AMENDMENT TO
                      AMENDED AND RESTATED LOAN AGREEMENT

         THIS SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Sixth Amendment") is dated as of August 17, 1995, among (i) FOXMEYER CORPORATION, a Delaware corporation ("Borrower"), (ii) FOXMEYER DRUG COMPANY, a Kansas corporation, MERCHANDISE COORDINATOR SERVICES CORPORATION, a Delaware corporation, and HARRIS WHOLESALE COMPANY, a Delaware corporation (the "Operating Subsidiaries"), (iii) the LENDERS and ISSUER referred to therein, and (iv) CITICORP USA, INC., a Delaware corporation, as Administrative Agent ("Administrative Agent"), and NATIONSBANK OF TEXAS, N.A., a bank organized under the laws of the United States, as Documentation Agent ("Documentation Agent").

                                  WITNESSETH:

         WHEREAS, FoxMeyer Corporation ("Old FoxMeyer"), Operating Subsidiaries, Lenders and Issuer, and Administrative Agent and NationsBank of Texas, N.A. and Banque Paribas, as Co-Agents, entered into an Amended and Restated Loan Agreement dated as of April 29, 1993, as amended as of October 18, 1993, June 20, 1994 and August 26, 1994 (the "Amended and Restated Loan Agreement"); on October 12, 1994, Old FoxMeyer was merged into Borrower and Borrower succeeded to and assumed all of Old FoxMeyer's rights and obligations under the Amended and Restated Loan Agreement; and Borrower, Operating Subsidiaries, Lenders and Issuer, and Administrative Agent and Documentation Agent entered into additional amendments dated as of November 22, 1994 and April 26, 1995 (the Amended and Restated Loan Agreement, as so amended, being herein referred to as the "Loan Agreement");

         WHEREAS, Borrower has requested an increase in the aggregate commitment under the Loan Agreement to $295,000,000 principal amount and other amendments to the Loan Agreement;

         WHEREAS, the Lenders, Issuer, Administrative Agent and Documentation Agent have agreed to such increase, and other amendments, all upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined herein, terms are used herein as defined in the Loan Agreement.

         SECTION 2. AMENDMENT OF SECTION 1.2. Section 1.2 of the Loan Agreement is hereby amended by deleting the definitions of "Aggregate Commitment," "Guaranty Agreement" and "Pro Rata

Share" and inserting the following definitions (in appropriate alphabetical order):

                 Aggregate Commitment. Means $295,000,000, subject to reduction as provided in Section 2.12 (which amount is the aggregate of the maximum Commitments of all Lenders).

                 Sixth Amendment Date. Means the date on which the amendments to this Agreement provided in the Sixth Amendment to Amended and Restated Loan Agreement, dated as of August 16, 01995, become effective in accordance with the terms and conditions thereof.

                 Guaranty Agreement. Means a guaranty agreement, substantially in the form of Exhibit C hereto, as amended as contemplated by the Fourth and Sixth Amendments hereto.

                 Pro Rata Share. Means, with respect to each Lender, as of the date of any determination, such Lender's proportionate share of the Aggregate Commitment (and the A Advances and Letters of Credit made and issued, respectively, thereunder). As of the Sixth Amendment Date, the Pro Rata Share of each Lender as to the Aggregate Commitment (and the A Advances and Letters of Credit made and issued, respectively, thereunder) is set forth on Schedule l hereto.

         SECTION 3. AMENDMENT TO SCHEDULE I, NEW LENDERS AND OUTSTANDING
AMOUNTS.

             (a) Schedule 1 to the Loan Agreement is hereby amended in its entirety to read as set forth on Exhibit A attached hereto.

             (b) Effective as of the Sixth Amendment Date, the $20,000,000 increase in the Aggregate Commitment under the Loan Agreement effected by this Sixth Amendment will be assumed by The Bank of Nova Scotia and, as of such date, such bank shall be a Lender under the Loan Agreement and shall have the rights and obligations of a Lender thereunder.

             (c) The Lenders made A Advances to Borrower under the Loan Agreement and, as of the date of this Sixth Amendment, $175,000,000 aggregate principal amount of A Advances is outstanding. Such A Advances constitute: (i) a Eurodollar Loan made to the Borrower in the original principal amount of $75,000,000 with an Interest Period of one month, expiring on September 13, 1995 (the "First Outstanding Eurodollar Loan"); (ii) a Eurodollar Loan made to the Borrower in the original principal amount of $40,000,000 with an Interest Period of one month, expiring on August 28, 1995 (the "Second Outstanding Eurodollar Loan"); and (iii) a Eurodollar

Loan made to the Borrower in the original principal amount of $60,000,000 with an Interest Period of one month, expiring on September 5, 1995 (the "Third Outstanding Eurodollar Loan") (collectively, the "Outstanding Eurodollar Loans").

             (d) On the Sixth Amendment Date, The Bank of Nova Scotia shall make available pursuant to Section 2.4(d), and the Borrower hereby requests:
(i) an A Advance in the original principal amount of $5,454,545.45, which A Advance shall be a Eurodollar Loan bearing interest at all times at the rate applicable to the First Outstanding Eurodollar Loan, and shall have an Interest Period of 27 days, expiring on September 13, 1995; (ii) an A Advance in the original principal amount of $2,909,090.90, which A Advance shall be a Eurodollar Loan, bearing interest at all times at the rate applicable to the Second Outstanding Eurodollar Loan and shall have an Interest Period of 11 days, expiring on August 28, 1995; and (iii) an A Advance in the original principal amount of $4,363,636.36, which A Advance shall be a Eurodollar Loan, bearing interest at all times at the rate applicable to the Third Outstanding Eurodollar Loan and shall have an Interest Period of 19 days, expiring on September 5, 1995 (collectively, the "Nova Scotia Advances"). The Nova Scotia Advances increase the aggregate principal amount of A Advances outstanding on the Sixth Amendment Date to $187,727,272.71. Administrative Agent and each Lender hereby waive the requirement in Section 2.4(a)(i) of the Loan Agreement soley with respect to the amount of each of the Nova Scotia Advances. Each Nova Scotia Advance shall be deemed to be a portion of the corresponding Outstanding Eurodollar Loan for all purposes; provided, however, that interest shall accrue on the portion of each Outstanding Eurodollar Loan represented by a Nova Scotia Advance, and shall be payable to The Bank of Nova Scotia, based upon the actual date of such advance. The Nova Scotia Advances shall represent The Bank of Nova Scotia's Pro Rata Share of the aggregate principal amount of A Advances outstanding on the Sixth Amendment Date, after giving effect to the Sixth Amendment and the Nova Scotia Advances, such that the other Lenders' Pro Rata Share of outstanding A Advances shall not be affected by the Nova Scotia Advances and no other Lender shall be required to make funds available with respect to the Nova Scotia Advances.

             (e) Certain of the Lenders made B Advances to Borrower under the Loan Agreement and, as of the date of this Sixth Amendment, $24,300,000 aggregate principal amount of B Advances is outstanding. All such B Advances shall remain outstanding on the Sixth Amendment Date, subject to the terms thereof. NationsBank and Paribas have issued Letters of Credit that are outstanding under the Loan Agreement in an aggregate Stated Amount of $8,908,496 and, as of the date of this Sixth Amendment, no amounts have been drawn thereunder.

             (f) At all times before the Sixth Amendment Date, the Lenders (other than The Bank of Nova Scotia) shall fund all A Advances and participate in all Letters of Credit under the Loan Agreement, and be entitled to all interest, fees and other amounts payable in respect thereof, as provided in the Loan Agreement prior to the effectiveness of the amendments effected by this Sixth Amendment. On the Sixth Amendment Date, before giving effect to the amendments effected by the Sixth Amendment, the Borrower shall pay all fees and other amounts (other than interest on the Outstanding Eurodollar Loan, including the Nova Scotia Advance, which shall be paid at the end of the Interest Payment Dates applicable thereto) accrued and unpaid under the Loan Agreement as of such date. From and after the Sixth Amendment Date, the Lenders shall fund all A Advances and participate in all Letters of Credit under the Loan Agreement, and be entitled to all interest, fees and other amounts payable in respect thereof, in accordance with their Pro Rata Shares of the Aggregate Commitment (after giving effect to the amendments effected by this Sixth Amendment).

         SECTION 4. EFFECTIVENESS OF AMENDMENTS. The amendments effected by this Sixth Amendment shall be effective upon satisfaction of the following, in a manner acceptable to Administrative Agent, on or before August 31, 1995 (the date of effectiveness herein called the "Amendment Date"):

                    (a) All of the Lenders, Issuer, Administrative Agent and Documentation Agent and Borrower shall have executed and delivered this Sixth Amendment.

                    (b) All of the Guarantors shall have executed and delivered the Consent and Agreement attached to this Sixth Amendment, and all of the Operating Subsidiaries shall have executed and delivered amendments to their respective Intercompany Notes reflecting the increase in the Aggregate Commitment.

                    (c) An A Note payable to the order of The Bank of Nova Scotia in the maximum principal amount of $20,000,000 shall have been duly executed by Borrower and delivered to Administrative Agent.

                    (d) An amendment to the Guaranty Agreement, substantially in the form of Exhibit B hereto, shall have been duly executed by Guarantors and delivered to Administrative Agent.

                    (e) Borrower and each Guarantor shall have delivered to Administrative Agent certificates providing the certifications contemplated by Section 4.1(c) and (d) of the Loan Agreement as of the Amendment Date, including resolutions authorizing the execution, delivery and performance of this Sixth Amendment and the other documents contemplated hereby.

                    (f) (i) A legal opinion of Weil, Gotshal & Manges, and other counsel reasonably acceptable to Administrative Agent as to matters relating to Kansas law, as counsel for Borrower and Consolidated Subsidiaries, substantially in the forms of Exhibit C attached hereto shall have been duly executed by such counsel and delivered to Administrative Agent, and (ii) a favorable legal opinion of Gibson, Dunn & Crutcher, counsel to Administrative Agent shall have been duly executed by such counsel and delivered to Administrative Agent.

                    (g) Searches of the States of Texas and Kansas and such other States as Administrative Agent may request, setting forth all UCC filings, financing statements and other Lien filings against Borrower or any Operating Subsidiary in such States, shall have been delivered to Administrative Agent, which searches shall confirm that the Assets of Borrower and Operating Subsidiaries are free and clear of all Liens other than Permitted Liens, if any, in such States.

                    (h) A Solvency Certificate in the form of Exhibit D hereto, appropriately completed, shall have been delivered to Administrative Agent, which Solvency Certificate shall have been executed by a Financial Officer of Borrower and each Operating Subsidiary and shall reflect, to the satisfaction of Administrative Agent, that (A) both before and after giving effect to the transactions contemplated by this Sixth Amendment (and assuming funding of the Loans in an amount equal to the maximum Aggregate Commitment, as amended by this Sixth Amendment), each of Borrower and each Operating Subsidiary is, both as a separate corporate entity and on a consolidated basis with its Subsidiaries, Solvent and (B) there has not occurred any material adverse change in the Net Worth of Borrower or any Operating Subsidiary since the date of the balance sheets of such corporations as of March 31, 1995.

                    (i) Before and after giving effect to this Sixth Amendment, the representations and warranties provided in Article V of the Loan Agreement shall be true and correct on the Amendment Date as if made on such date (except to the extent that such representations and warranties are expressly by their terms made only as of the date of this Sixth Amendment or another date other than the Restatement
         Date), and no Potential Default or Event of Default shall have occurred or be continuing on the Amendment Date.

                    (j) Administrative Agent shall have received such other documents, instruments, certificates and opinions as it shall deem necessary or appropriate in connection with this Sixth Amendment and the transactions contemplated hereby.

                    (k) All proceedings taken in connection with the transactions contemplated by this Sixth Amendment shall be reasonably satisfactory to Administrative Agent, all Loan Papers shall be in form and substance satisfactory to Administrative Agent and all legal matters incident to this Sixth Amendment and the other Loan Papers and the transactions contemplated by the Loan Papers shall be satisfactory to counsel to Administrative Agent.

                    (l) A Closing Certificate in the form of Exhibit E hereto, appropriately completed, shall have been executed by Borrower and Operating Subsidiaries and certain of their officers, as indicated therein, and delivered to Administrative Agent, which certificate shall certify to the satisfaction of the conditions precedent set forth in this Section 4.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants, and each Operating Subsidiary as to matters relating to such Operating Subsidiary represents and warrants, that this Sixth Amendment has been duly authorized, executed and delivered by Borrower and the Operating Subsidiaries and constitutes the legal, valid, and binding obligation of Borrower and the Operating Subsidiaries, enforceable in accordance with its terms (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or similar laws or principles of equity affecting the enforcement of creditors' rights generally). Borrower further represents and warrants that, before and after giving effect to this Sixth Amendment, (a) there exists no Potential Default or Event of Default on the date hereof, (b) the representations and warranties set forth in Article V of the Loan Agreement are true and correct on the date hereof (including the representations or warranties that are expressly made only as of the Restatement Date), and (c) Borrower and the Operating Subsidiaries have complied with all agreements and conditions to be complied with by it under the Loan Agreement and other Loan Papers by the date hereof.

         SECTION 6. ENTIRE AGREEMENT; RATIFICATION. This Sixth Amendment embodies the entire agreement of the parties and supersedes any prior agreements or understandings with respect to the subject matter hereof. Except as modified or supplemented hereby, the Loan Agreement and all other Loan Papers shall continue in full force and effect.

         SECTION 7. GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE U.S. FEDERAL LAWS.

         SECTION 8. COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 9. NO ORAL AGREEMENTS. THIS SIXTH AMENDMENT, TOGETHER WITH THE LOAN AGREEMENT AND THE OTHER LOAN PAPERS, CONSTITUTES A "LOAN AGREEMENT" FOR THE PURPOSES OF SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN (A) BORROWER OR ANY OPERATING SUBSIDIARY AND (B) ADMINISTRATIVE AGENT, ANY CO-AGENT, ANY LENDER OR ISSUER.

         IN WITNESS WHEREOF, this Sixth Amendment to Amended and Restated Loan Agreement is executed as of the date first set forth above.

                                        FOXMEYER CORPORATION


                                        By
                                          -----------------------------------
                                          Title:

                                        FOXMEYER DRUG COMPANY


                                        By
                                          -----------------------------------
                                          Title:

                                        MERCHANDISE COORDINATOR SERVICES
                                        CORPORATION


                                        By
                                          -----------------------------------
                                          Title:

                                        HARRIS WHOLESALE COMPANY


                                        By
                                          -----------------------------------
                                          Title:

                                        CITICORP USA, INC., individually and
                                        as Administrative Agent


                                        By
                                          -----------------------------------
                                          Title:

                                        NATIONSBANK OF TEXAS, N.A.,
                                        individually and as Co-Agent and
                                        Documentation Agent


                                        By
                                          -----------------------------------
                                          Title:

                                        BANQUE PARIBAS, individually and as
                                        Co-Agent


                                        By
                                          -----------------------------------
                                          Title:


                                        By
                                          -----------------------------------
                                          Title:

                                        CITIBANK, N.A., as Issuer (and not a
                                        Lender)


                                        By
                                          -----------------------------------
                                          Title:

                                        FIRST BANK NATIONAL ASSOCIATION


                                        By
                                          -----------------------------------
                                          Title:

                                        THE BOATMEN'S NATIONAL BANK OF ST. LOUIS


                                        By
                                          -----------------------------------
                                          Title:

                                        BANK OF AMERICA ILLINOIS


                                        By
                                          -----------------------------------
                                          Title:

                                        FIRST INTERSTATE BANK OF TEXAS, N.A.


                                        By
                                          -----------------------------------
                                          Title:

                                        CREDIT SUISSE


                                        By
                                          -----------------------------------
                                          Title:


                                        By
                                          -----------------------------------
                                          Title:

                                        PNC BANK, NATIONAL ASSOCIATION


                                        By
                                          -----------------------------------
                                          Title:

                                        THE FUJI BANK, LTD.


                                        By
                                          -----------------------------------
                                          Title:

                                        THE BANK OF TOKYO, LTD., DALLAS AGENCY


                                        By
                                          -----------------------------------
                                          Title:

                                        THE BANK OF NOVA SCOTIA


                                        By
                                          -----------------------------------
                                          Title:

                             CONSENT AND AGREEMENT

         The undersigned, being all of the Guarantors (as defined in the Loan Agreement), hereby consent and agree to the foregoing Sixth Amendment, including the increase in the Aggregate Commitment effected thereby, and hereby confirm their respective obligations under their respective Guaranty Agreements (as defined in the Loan Agreement), which shall remain in full force and effect.

                                        FOXMEYER DRUG COMPANY, a Kansas
                                             corporation
                                        DRXCARE, INC.
                                        HEALTH CARE PHARMACY PROVIDERS, INC.
                                        HEALTH MART, INC.
                                        FOXMEYER DRUG COMPANY, a Delaware
                                             corporation
                                        IV PARTNERS, INC.
                                        FOXMEYER REALTY COMPANY
                                        FOXMEYER SOFTWARE, INC.
                                        HEALTHCARE TRANSPORTATION SYSTEM, INC.
                                        MERCHANDISE COORDINATOR SERVICES
                                             CORPORATION
                                        CAROL STREAM HOLDINGS, INC.
                                        HARRIS WHOLESALE COMPANY
                                        HEALTHCARE CONNECT, INC.
                                        OMNEX HEALTH, INC. (formerly HCPP
                                             HOLDINGS, INC.)
                                        US HEALTHDATA INTERCHANGE, INC.
                                        SCRIP CARD ENTERPRISES, INC.
                                        HEALTH SYSTEMS, INC.


                                        By
                                          -----------------------------------
                                          Title: